ITEM 12 (B).  EXHIBITS.


                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


  Balanced Strategy Fund                  International Fund
  GNMA Trust                              Cornerstone Strategy Fund
  International Fund - Adviser Shares     GNMA Trust - Adviser Shares
  Growth & Tax Strategy Fund              World Growth Fund
  Managed Allocation Fund                 Emerging Markets Fund
  World Growth Fund - Adviser Shares      Emerging Markets Fund - Adviser Shares
  Precious Metals and Minerals Fund       Treasury Money Market Trust
  Precious Metals and Minerals Fund - Adviser Shares


In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     01/26/2011                         /S/ CHRISTOPHER W. CLAUS
         ________________                 ___________________________________
                                            Christopher W. Claus
                                            President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

  Balanced Strategy Fund                  International Fund
  GNMA Trust                              Cornerstone Strategy Fund
  International Fund - Adviser Shares     GNMA Trust - Adviser Shares
  Growth & Tax Strategy Fund              World Growth Fund
  Managed Allocation Fund                 Emerging Markets Fund
  World Growth Fund - Adviser Shares      Emerging Markets Fund - Adviser Shares
  Precious Metals and Minerals Fund       Treasury Money Market Trust
  Precious Metals and Minerals Fund - Adviser Shares


In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended November 30, 2010, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     01/26/2011                         /S/ ROBERTO GALINDO, JR.
         ________________                __________________________________
                                          Roberto Galindo, Jr.
                                          Treasurer